SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 2, 2002


                         PRG-SCHULTZ INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28000

            Georgia                                        58-2213805
(State or other jurisdiction of                    (IRS Employer Identification
         incorporation)                                       No.)




             2300 Windy Ridge Parkway
                 Suite 100 North
                 Atlanta, Georgia                               30339-8426
     (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code (770) 779-3900


                                      N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On May 2, 2002, PRG-Schultz International, Inc. ("PRG-Schultz") issued a press release announcing its results of operations for the quarter ended March 31, 2002. PRG-Schultz hereby incorporates by reference herein the information set forth in its press release dated May 2, 2002, a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by PRG-Schultz are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG-Schultz's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the attached press release. For further information on risk factors that could impact the forward looking statements contained in the attached press release, please refer to the risks discussed therein and to the "Risk Factors" contained in PRG-Schultz's prospectus dated April 24, 2002, as filed with the Securities and Exchange Commission on April 25, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Exhibit Number              Description
     --------------              -----------
     99.1                        Press Release dated May 2, 2002


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PRG-SCHULTZ INTERNATIONAL, INC.



Date: May 2, 2002                 By: /s/ Donald E. Ellis, Jr.
                                     -------------------------------------------
                                     Donald E. Ellis, Jr., Executive Vice
                                     President - Finance,
                                     Chief Financial Officer and Treasurer
                                     (Principal Financial Officer)




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


                                  EXHIBIT INDEX


     Exhibit Number              Description
     --------------              -----------
     99.1                        Press Release dated May 2, 2002





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